                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 27, 2003 (June 26, 2003)
                                                  ------------------------------

                            ENERGY WEST INCORPORATED
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             (Exact name of registrant as specified in its charter)

           MONTANA                  0-14183                      81-0141785
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(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

1 First Avenue South, Great Falls, Montana                              59401
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code            (406)791-7500
                                                   -----------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibits are filed herewith:

         99.1      Press Release dated June 26, 2003.

Item 5.  Other Events and Regulation FD Disclosure.

         On June 26, 2003, Energy West Incorporated (the "Company") issued a press release announcing that it has agreed with Wells Fargo Bank Montana, N.A.
on an extension of its credit facility through July 31, 2003. A copy of the press release dated June 26, 2003 is attached as Exhibit 99.1 hereto and incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  June 27, 2003         ENERGY WEST INCORPORATED

                                      By:  /s/ Edward J. Bernica
                                          --------------------------------------
                                          Edward J. Bernica, President and
                                          Chief Executive Officer